May 11,2004


INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, Texas 75225
1-866-819-3174




NOTICE OF ANNUAL MEETING
TO BE HELD JUNE 16, 2004



NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Index Plus Fund, Inc. will be held at 2820 Hanover Avenue, Dallas, Texas 75225 on June 16, 2004 at 5:30 PM for the following purposes:

1) To elect four (4) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify the selection of Hein & Associates, LLP, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2004.

3) To transact such other business as may properly come before the meeting or any general adjournment thereof.


The Board of Directors has fixed the close of business May 11, 2004 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.



IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN & RETURN THE ENCLOSED PROXY


PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED






















Dear Shareholders:


The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:


A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited.



Please call us at 866-819-3174 if you have any questions about our Regulation S-P policies.

Thank You,


Laura S. Adams
President
Index Plus Fund, Inc.






























PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
June 16, 2003

INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, Texas  75225
1-866-819-3174

Enclosed herewith is a notice of Annual Meeting of Shareholders of Index Plus Fund, Inc. (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting , which would override all your previously filed proxies. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

There is only one class of capital stock of the Fund and all shares having equal voting rights. On May 11, 2004, the date of record, there were 7 shareholders and 40,230.3648 shares outstanding. In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold the Annual Meeting. A quorum exists if the majority of issued and outstanding shares entitled to vote are represented at the meeting in person or by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent (67%) of votes cast or fifty percent (50%) of the outstanding shares, will pass any of the proposals presented.


ELECTION OF DIRECTORS

The Board of Directors on May 11, 2004 agreed by unanimous consent to add an additional Independent Board Member. This will bring the Board of Directors to four members, with three being independent Directors.

There are four(4) nominees listed below who consent to serve as Directors, if so elected, until the next Annual Meeting of Shareholders. The names, ages and principal occupations for the past five years of the Directors along with their shareholdings of Index Plus Fund, Inc. as of the record date, May 11, 2004 are as follows:

Interested Directors and Officers:

Laura S. Adams is 41 years old and lives in Dallas, Texas. She is President, Treasurer and Secretary of the Fund and also Managing Member of Adams Asset Advisors, LLC, the Investment Advisor to the Fund. She has been a Director since inception, April 19, 2002. Mrs. Adams is not a Director of any other public companies.

Independent Directors:

Vicky L. Hubbard is 45 years old and lives in Plano, Texas. She is currently a mother and homemaker, after retiring in 2000 from a career in the computer business. She has been a Director since April 19, 2002. Mrs. Hubbard is not a Director of any other public companies.

Yolawnde F. Malone is 39 years old and lives in DeSoto, Texas.  She is
currently a tax compliance manager for Tolleson Wealth Management.   Prior to
that she was self-employed as an international tax consultant.   She has been
a Director since April 19, 2002. Mrs. Malone is not a Director of any other public companies.

Melissa D. Gordon, M.D. is 40 years old and lives in Dallas, Texas.  She is
currently a Pathologist and Partner at North Dallas Pathology.   Mrs. Gordon
is not a Director of any other public companies.







BOARD MEETINGS & DIRECTOR'S DUTIES

Meetings: There were four Unanimous consents of the Board of Directors in 2003 and two for 2004 year to date.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

	           Dollar Range of Equity   Fund Shares	  Percentage
	           Ownership of Fund as of  Owned as of   Ownership
Name		   5/11/03		    5/11/03	  as of 5/11/03
----------------   ---------------         -------------  ----------
Laura S. Adams*	    Over   $100,000        31,317.8301**  77.85%
Vicki L. Hubbard    $10,000  -  $50,000       545.2177	   1.36%
Yolawnde F. Malone  Less than   $10,000       284.4396***  0.71%

*Director of the Fund who would be considered an "interested person", as
defined by the Investment Company Act    of 1940.  Laura S. Adams is an
"interested person" because she is affiliated with the Investment Advisor. **Includes 15,685.2089 shares owned by Mrs. Adams and 15,632.6212 shares owned by Mrs. Adams husband, Steven Adams.
***Includes 225.6320 shares owned by Mrs. Malone and 58.8076 shares as a custodian.

Shareholders have one vote for each share they own for each of three directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

REMUNERATION OF DIRECTORS & OFFICERS

At this time, Directors and Officers are not remunerated for their expenses incurred attending Board meetings.

BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. The Fund places all orders for purchase and sale of its securities through its President who answers to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Advisor. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Advisor expenses. Other than set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.

LITIGATION

As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.






RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

The Board of Directors recommends, subject to shareholder approval, Hein & Associates, LLP, Certified Public Accountants to audit and certify financial statements of the Fund for the year 2004. In connection with the audit function, Hein & Associates, LLP will review the Fund's Annual Report to Shareholders and filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Hein & Associates, LLP. Neither Hein & Associates, LLP nor any of its partners have any direct or material indirect financial interest in the Fund and will only provide auditing and potential tax preparation services to the Fund if selected.

A representative of Hein & Associates, LLP will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the President of the Fund.

SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in June 2005. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than March 31, 2005 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above.
Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of Directors.















































PROXY- SOLICITED BY THE BOARD OF DIRECTORS
INDEX PLUS FUND, INC.
ANNUAL MEETING OF
SHAREHOLDERS JUNE 16, 2004

The annual meeting of INDEX PLUS FUND, INC. will be held JUNE 16, 2004 at 2820 Hanover Avenue, Dallas, Texas 75225 at 5:30 P.M. The undersigned hereby appoints Laura S. Adams as proxy to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

_____  FOR all nominees except as marked to the contrary below.

 	_____  WITHHOLD AUTHORITY to vote for all nominees.

To withhold authority to vote for nominees, strike a line through their name(s) in the following list:

Laura S. Adams	              Vicky L. Hubbard

Yolawnde F. Malone           Melissa D. Gordon, M.D.

2. Proposal to ratify the selection of Hein & Associates, LLP by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2004.

 		  ___FOR    	____AGAINST         ___ABSTAIN



Please mark, date, sign, & return the proxy promptly. For joint registrations, both parties should sign.


Dated ___________________, 2004

_________________________ Shareholder's Signature

_________________________ Shareholder's Signature

Shareholder ID#:
Shares Owned 5/11/04:


Please review your address and note corrections below: